Exhibit 10.106

ELEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of July 18, 2006, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, subject to the terms and conditions contained herein, the Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Loan Agreement is amended in the following respects:

(a) The defined term “Additional Availability Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Additional Availability Amount” means an amount equal to (i) $2,500,000 during the period commencing April 10, 2006 and ending June 30, 2006, (ii) $1,500,000 during the period commencing July 1, 2006 and ending July 28, 2006, and (iii) zero at all times on and after July 29, 2006.

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Agent shall have received the Additional Availability Fee described in Section 5 hereof;

(c) Borrowers shall have delivered to Agent such documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

5. Additional Availability Fee. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non-refundable fee equal to $50,000 (the “Additional Availability Fee”), which shall be due and payable on the date hereof.

6. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: TELOS CORPORATION, a Maryland corporation

By	/s/ Michele Nakazawa
Title	CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

CREDIT PARTIES: TELOS DELAWARE, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement

TELOS.COM, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

SECURE TRADE, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ Michele Nakazawa
Title	CFO

AGENT AND LENDER: WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ David J. Sanchez
Title	VP

Signature Page to Waiver and Ninth Amendment to Loan and Security Agreement